UMB SCOUT WORLDWIDE FUND, INC.
Special meetings of the shareholders of the UMB Scout WorldWide Fund, the series of UMB
Scout WorldWide Fund, Inc. the Fund,
were held on March 29, 2005, and April 12, 2005.
The matters voted on by the shareholders of record as of January 31, 2005, and the results of the
vote at the shareholder meeting held
March 29, 2005, were as follows
1. To approve the election of each of the six individuals nominated to serve on the Board.
NOMINEE AFFIRMATIVE WITHHELD TOTAL
William E. Hoffman, D.D.S. . . 23,168,804.088 1,088,118.140 24,256,922.228
Eric T. Jager . . . . . . . . .23,225,574.694 1,031,347.534 24,256,922.228
Stephen H. Rose . . . . . . . .23,206,280.104 1,050,642.124 24,256,922.228
Stuart Wien . . . . . . . . . .23,170,378.099 1,086,544.129 24,256,922.228
Andrea F. Bielsker . . . . . . 23,216,069.588 1,040,852.640 24,256,922.228
William B. Greiner . . . . . . 23,220,626.434 1,036,295.794 24,256,922.228
2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, which is a
series of a Maryland corporation would
be reorganized as a separate series of the Trust.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES TOTAL
WorldWide Fund . . . . . . . . . . . . . . . . . . . . . . 20,053,674.371
 739,577.578 804,047.279 2,659,623.000 24,256,922.228
3. To approve a new investment advisory agreement for the Fund.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
WorldWide Fund . . . . . . . . . . . . . . . . . . . . . . 19,531,761.613
1,247,846.106 817,691.509 2,659,623.000
24,256,922.228
4. To approve the modification or reclassification of certain fundamental investment restrictions relating to
MATTER FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
4A Senior securities and borrowing WorldWide Fund 19,701,669.516
1,035,344.667 860,285.045 2,659,623.000
24,256,922.228
4B Underwriting securities WorldWide Fund 19,770,801.527 958,958.907
 867,538.794 2,659,623.000
24,256,922.228
4C Real estate WorldWide Fund 19,767,248.974 968,871.841 861,178.413
 2,659,623.000 24,256,922.228
4D Lending WorldWide Fund 19,708,020.343 1,028,014.844 861,264.041
 2,659,623.000 24,256,922.228
4E Concentration of investments WorldWide Fund 19,615,808.034 1,127,078.717
 854,412.477 2,659,623.000
24,256,922.228
4F Commodities WorldWide Fund 19,706,940.780 1,022,708.149 867,650.299
 2,659,623.000 24,256,922.228
4G Reclassification of certain fundamental WorldWide Fund 19,500,954.003
 1,235,619.271 860,725.954
2,659,623.000 24,256,922.228
restrictions as non fundamental
5. To approve the redesignation of certain investment objectives from fundamental to non fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
WorldWide Fund . . . . . . . . . . . . . . . . . . . . . . 17,666,476.592
 3,087,830.809 842,991.827 2,659,623.000
24,256,922.228
6. To approve the redesignation of certain investment policies from fundamental to non fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
WorldWide Fund . . . . . . . . . . . . . . . . . . . . . . 17,664,087.100
 3,083,270.378 849,941.750 2,659,623.000
24,256,922.228
J U N E 3 0 , 2 0 0 5 61
A reconvened special meeting of the shareholders of the Fund, which was adjourned to permit
further solicitation of proxies and to
ensure that all shareholders had additional time to exercise their voting rights with respect to the
reorganization of the Fund from a series
of a Maryland corporation to a series of the Trust, was held on April 12, 2005. The results of the vote at the shareholder meeting held
on April 12, 2005, were as follows
1. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate series of
the Trust.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
WorldWide Fund . . . . . . . . . . . . . . . . . . . . . . 22,492,830.756
905,519.372 1,124,839.169 2,345,855.000
26,869,044.297
UMB SCOUT BOND FUND, INC.
A special meeting of the shareholders of the UMB Scout Bond Fund, Inc.
 the Fund was held
on March 29, 2005.
The matters voted on by the shareholders of record as of January 31, 2005 and the results of the
vote at the shareholder meeting held
March 29, 2005 were as follows
1. To approve the election of each of the six individuals nominated to serve on the Board.
NOMINEE AFFIRMATIVE WITHHELD TOTAL
William E. Hoffman, D.D.S. . . . . . 4,673,226.763 28,263.500 4,701,490.263
Eric T. Jager . . . . . . . .  . . . 4,673,226.763 28,263.500 4,701,490.263
Stephen H. Rose . . . . . . .  . . . 4,662,203.948 39,286.315 4,701,490.263
Stuart Wien . . . . . . . . .  . . . 4,656,585.594 44,904.669 4,701,490.263
Andrea F. Bielsker . . . . . . . . . 4,667,996.196 33,494.067 4,701,490.263
William B. Greiner . . . . . . . . . 4,672,254.763 29,235.500 4,701,490.263
2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, organized as a Maryland corporation, would be
reorganized as a separate series of the Trust.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,454,455.965
8,366.746 33,481.552 205,186.000 4,701,490.263
3. To approve a new investment advisory agreement for the Fund.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,656,535.926
15,457.781 29,496.556 0.000 4,701,490.263
4. To approve the modification or reclassification of certain fundamental investment restrictions relating to
MATTER FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES TOTAL
4A Senior securities and borrowing Bond Fund 4,453,708.867 11,253.755
 31,341.641 205,186.000 4,701,490.263
4B Underwriting securities Bond Fund 4,451,890.801 10,931.910 33,481.552
 205,186.000 4,701,490.263
4C Real estate Bond Fund 4,451,210.153 10,861.997 34,232.113 205,186.000
 4,701,490.263
4D Lending Bond Fund 4,435,237.195 26,260.550 34,806.518 205,186.000
 4,701,490.263
4E Concentration of investments Bond Fund 4,455,283.491 11,244.637 29,776.135
 205,186.000 4,701,490.263
4F Commodities Bond Fund 4,440,346.373 26,181.755 29,776.135 205,186.000
4,701,490.263
4G Reclassification of certain fundamental Bond Fund 4,437,377.106 26,260.550
 32,666.607 205,186.000
4,701,490.263
restrictions as non fundamental
5. To approve the redesignation of certain investment objectives from fundamental
 to non
fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,436,118.069
 28,078.269 32,107.925 205,186.000 4,701,490.263
6. To approve the redesignation of certain investment policies from fundamental to non fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,435,732.864
28,463.474 32,107.925 205,186.000 4,701,490.263
UMB SCOUT KANSAS TAX EXEMPT BOND FUND, INC.
A special meeting of the shareholders of the UMB Scout Kansas Tax Exempt Bond Fund, Inc.
the Fund was held on March 29, 2005.
The matters voted on by the shareholders of record as of January 31, 2005, and the results of the
vote at the shareholder meeting held
March 29, 2005 were as follows
1. To approve the election of each of the six individuals nominated to serve on the Board.
NOMINEE AFFIRMATIVE WITHHELD TOTAL
William E. Hoffman, D.D.S. . . . . . . . . . . . . . . 509,064.634 3,905.035
512,969.669
Eric T. Jager . . . . . . . . . . . . . . . . . . . . . . . . . . . 509,064.634
 3,905.035 512,969.669
Stephen H. Rose . . . . . . . . . . . . . . . . . . . . . . . 509,064.634
 3,905.035 512,969.669
Stuart Wien . . . . . . . . . . . . . . . . . . . . . . . . . . . 509,064.634
 3,905.035 512,969.669
Andrea F. Bielsker . . . . . . . . . . . . . . . . . . . . . . 509,064.634
3,905.035 512,969.669
William B. Greiner . . . . . . . . . . . . . . . . . . . . . 509,064.634
 3,905.035 512,969.669
2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund, organized as a Maryland corporation, would be
reorganized as a separate series of the Trust.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Kansas Tax Exempt Bond Fund . . . . . . . . . . 475,568.183 4,994.486 0.000
 32,407.000 512,969.669
3. To approve a new investment advisory agreement for the Fund.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Kansas Tax Exempt Bond Fund . . . . . . . . . . 507,975.183 4,994.486 0.000
 0.000 512,969.669
4. To approve the modification or reclassification of certain fundamental investment restrictions relating to
BROKER
MATTER FUND AFFIRMATIVE AGAINST ABSTAIN NON-VOTES TOTAL
4A Senior securities and borrowing Kansas Tax Exempt Bond Fund 478,949.567 1,613.102 0.000 32,407.000
512,969.669
4B Underwriting securities Kansas Tax Exempt Bond Fund 478,949.567 1,613.102
 0.000 32,407.000 512,969.669
4C Real estate Kansas Tax Exempt Bond Fund 478,949.567 1,613.102 0.000
 32,407.000 512,969.669
4D Lending Kansas Tax Exempt Bond Fund 478,949.567 1,613.102 0.000 32,407.000
 512,969.669
4E Concentration of investments Kansas Tax Exempt Bond Fund 478,949.567 1,613.102 0.000 32,407.000
512,969.669
4F Commodities Kansas Tax Exempt Bond Fund 478,949.567 1,613.102 0.000
 32,407.000 512,969.669
4G Reclassification of certain fundamental Kansas Tax Exempt Bond Fund
 475,568.183 4,994.486 0.000 32,407.000
512,969.669
restrictions as non fundamental
5. To approve the redesignation of certain investment objectives from fundamental to non fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Kansas Tax Exempt Bond Fund . . . . . . . . . . 419,759.183 60,803.486
 0.000 32,407.000 512,969.669
J U N E 3 0 , 2 0 0 5 63
6. To approve the redesignation of certain investment policies from fundamental to non
fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Kansas Tax Exempt Bond Fund . . . . . . . . . . 419,759.183 60,803.486
 0.000 32,407.000 512,969.669
UMB SCOUT MONEY MARKET FUND, INC.
A special meeting of the shareholders of UMB Scout Money Market Fund
Federal Portfolio
Money Market Fund  Federal Portfolio
and UMB Scout Money Market Fund  Prime Portfolio Money Market Fund
 Prime
Portfolio, each a series of UMB Scout Money
Market Fund, Inc., was held on March 29, 2005.
The matters voted on by the shareholders of record as of January 31, 2005, and the results of the
vote at the shareholder meeting held
March 29, 2005, were as follows
1. To approve the election of each of the six individuals nominated to serve on the Board.
NOMINEE AFFIRMATIVE WITHHELD TOTAL
William E. Hoffman, D.D.S. . . .541,973,186.710 4,386,331.090 546,359,517.800
Eric T. Jager . . . . . . . . . 542,400,356.230 3,959,161.570 546,359,517.800
Stephen H. Rose . . . . . . . . 541,087,758.890 5,271,758.910 546,359,517.800
Stuart Wien . . . . . . . . . . 542,269,091.140 4,090,426.660 546,359,517.800
Andrea F. Bielsker . . . . . . .542,383,075.710 3,976,442.090 546,359,517.800
William B. Greiner . . . . . . .542,016,734.710 4,342,783.090 546,359,517.800
2. To approve an Agreement and Plan of Reorganization, pursuant to which each Fund, which are series of a Maryland corporation,
would be reorganized as a separate series of the Trust.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Money Market Fund  Federal Portfolio . . . . 117,491,595.270 577,440.970
 1,414,859.750 13,200,771.000
132,684,666.990
Money Market Fund  Prime Portfolio . . . . . 343,582,794.900 2,580,434.280
 3,692,317.630 63,819,304.000
413,674,850.810
3. To approve a new investment advisory agreement for each Fund.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Money Market Fund  Federal Portfolio . . . . 130,541,584.950 634,823.290
 1,508,258.750 0.000 132,684,666.990
Money Market Fund  Prime Portfolio . . . . . 407,178,881.270 2,536,818.770
 3,959,150.770 0.000 413,674,850.810
4. To approve the modification or reclassification of certain fundamental investment restrictions relating to
MATTER MONEY MARKET FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
4A Senior securities and borrowing Federal Portfolio 116,459,382.320 799,767.070 2,224,746.600 13,200,771.000
132,684,666.990
Prime Portfolio 343,148,273.140 2,936,924.290 3,770,349.380 63,819,304.000
 413,674,850.810
4B Underwriting securities Federal Portfolio 116,465,543.420 835,462.970 2,182,889.600 13,200,771.000
132,684,666.990
Prime Portfolio 343,380,454.980 2,461,895.240 4,013,196.590 63,819,304.000
413,674,850.810
4C Real estate Federal Portfolio 113,013,186.310 4,203,391.970 2,267,317.710
 13,200,771.000 132,684,666.990
Prime Portfolio 343,029,673.020 2,761,209.110 4,064,664.680 63,819,304.000
413,674,850.810
4D Lending Federal Portfolio 116,657,154.070 604,401.210 2,222,340.710
 13,200,771.000 132,684,666.990
Prime Portfolio 343,002,370.280 3,036,885.970 3,816,290.560 63,819,304.000
 413,674,850.810
4E Concentration of investments Federal Portfolio 116,594,536.070 620,409.210
 2,268,950.710 13,200,771.000
132,684,666.990
Prime Portfolio 342,808,227.030 3,321,814.200 3,725,505.580 63,819,304.000
 413,674,850.810
4F Commodities Federal Portfolio 116,236,040.180 959,557.210 2,288,298.600
 13,200,771.000 132,684,666.990
Prime Portfolio 342,962,577.050 3,134,646.280 3,758,323.480 63,819,304.000
413,674,850.810
4G Reclassification of certain Federal Portfolio 113,009,429.290 4,130,218.450
 2,344,248.250 13,200,771.000
132,684,666.990
fundamental restrictions as Prime Portfolio 342,887,015.570 3,217,562.320
 3,750,968.920 63,819,304.000
413,674,850.810
non fundamental
5. To approve the redesignation of certain of the Funds investment objectives from fundamental to non fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Money Market Fund   Federal Portfolio . . . . 110,150,821.450 7,287,358.890
 2,045,715.650 13,200,771.000
132,684,666.990
Money Market Fund  Prime Portfolio . . . . . 330,590,496.050 15,699,408.180
 3,565,642.580 63,819,304.000
413,674,850.810
6. To approve the redesignation of certain of the Funds investment policies from fundamental to non fundamental.
FUND AFFIRMATIVE AGAINST ABSTAIN BROKER NON VOTES TOTAL
Money Market Fund  Federal Portfolio . . . . 110,296,538.450 7,133,168.890
 2,054,188.650 13,200,771.000
132,684,666.990
Money Market Fund  Prime Portfolio . . . . . 330,981,828.730 15,304,136.010
 3,569,582.070 63,819,304.000
413,674,850.810